EXHIBIT 23.1









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into CPAC, Inc.'s previously filed Registration Statements File Nos. 333-06987, 33-52164, 333-06965, 0-9600, 333-13361 and 333-13365.


                                                        /s/ Arthur Andersen LLP


Philadelphia, Pa.,
    October 3, 1997